SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS CROCI® International Fund
The second paragraph in the “CROCI® Investment Process” sub-section under the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus and in the “CROCI® Investment Process” sub-section under the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary section and the “FUND DETAILS” section of the fund’s prospectus is hereby deleted.
All disclosure and references in the “MAIN RISKS” section of the fund's summary prospectus and in the “MAIN RISKS” section of the summary section and the “FUND DETAILS” section of the fund’s prospectus to “ESG investing risk” are hereby deleted.
Please Retain This Supplement for Future Reference
May 1, 2020
PROSTKR20-21